Exhibit 32.1
Certifications of
Chief Executive Officer and Chief Financial Officer
Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 of the
Sarbanes-Oxley Act of 2002
I, David W. Barry, Chief Executive Officer of Pursuit Attractions and Hospitality, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), that Pursuit Attractions and Hospitality, Inc.’s Quarterly Report on Form 10-Q for the three months ended September 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and the information contained in Pursuit Attractions and Hospitality, Inc.’s Quarterly Report on Form 10-Q fairly presents, in all material respects, Pursuit Attractions and Hospitality, Inc.’s financial condition and results of operations.

Date: November 4, 2026	By: /s/ David W. Barry
David W. Barry
President and Chief Executive Officer
I, Michael J. Heitz, Chief Financial Officer of Pursuit Attractions and Hospitality, Inc, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 13a-14(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), that Pursuit Attractions and Hospitality, Inc.’s Quarterly Report on Form 10-Q for the three months ended September 30, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and the information contained in Pursuit Attractions and Hospitality, Inc.’s Quarterly Report on Form 10-Q fairly presents, in all material respects, Pursuit Attractions and Hospitality, Inc.’s financial condition and results of operations.

Date: November 4, 2026	By: /s/ Michael J. Heitz
Michael J. Heitz
Chief Financial Officer
This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Pursuit Attractions and Hospitality, Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.